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                                                                    EXHIBIT 16.1




                                                  [DELOITTE & TOUCHE LETTERHEAD]



December 12, 2001


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549



Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Firstmark Corp. dated December 7, 2001.


Yours truly,



/s/ DELOITTE & TOUCHE LLP